Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

CERTIFICATION

I, James F. McCabe, Jr., certify that:

1.           I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of WHX Corporation;

2.           Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.           Based  on my  knowledge, the  financial  statements, and  other  financial information included in this report, fairly present in all material respects the financial  condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.           The  registrant’s  other  certifying  officer(s)  and I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a–15(f) and 15d–15(f)) for the registrant and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure  controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
Evaluated the effectiveness of the registrant’s disclosure controls and  procedures and presented in this report our  conclusions  about the effectiveness of the disclosure  controls and procedures, as of the  end  of the  period  covered  by  this  report  based  on  such evaluation; and

d)
Disclosed in this report any change in the registrant’s internal control over  financial  reporting  that occurred  during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably  likely to materially affect the registrant’s internal control over financial reporting; and

5.           The registrant’s other certifying  officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s  auditors  and the audit  committee  of the  registrant’s  board of directors (or persons performing the equivalent functions):

a)
All significant  deficiencies and material  weaknesses in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the  registrant’s  ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

/s/ James F. McCabe, Jr.
James F. McCabe, Jr.
Principal Financial Officer
April 27, 2009